Cautionary Statement Regarding Forward-Looking Information

     From time to time we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.

     We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.

     Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements are described under “Risk Factors” beginning on page 62 in Item 5 of Part II of CenterPoint Energy, Inc.’s Form 10-Q for the quarterly period ended September 30, 2003 and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data - Certain Factors Affecting Future Earnings” of CenterPoint Energy, Inc.’s current report on Form 8-K dated November 7, 2003.

     You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

March 2004	Investor Overview Presentation	1

March 2004	Investor Overview Presentation	2

Who is CenterPoint Energy?

•	One of the nation’s largest combined gas and electric utilities

•	Serving almost 5 million metered customers

•	Added over 85,000 metered electric and gas customers in 2003

•	Owner of a balanced mix of electric and gas distribution, interstate pipeline and field services businesses

•	Asset and geographic diversification reduces economic and regulatory risks

•	Attractive diverse service territory

•	Strong brand equity

•	Large position in electric generation — Texas Genco

•	CenterPoint Energy intends to monetize its 81% ownership interest in Texas Genco

•	Defined path to recovery of stranded investment and reduction of corporate debt

•	Plan to file stranded cost true-up application on March 31, 2004

March 2004	Investor Overview Presentation

Four segments focused primarily on regulated domestic energy delivery

Operating Income	Operating Income	Operating Income	Operating Income
2003: $446 MM (1)	2003: $202 MM	2003: $158 MM	2003: $222 MM

2002: $399 MM (2)	2002: $198 MM	2002: $153 MM	2002: $(133) MM
(1) excludes ECOM of $661 MM
(2) excludes ECOM of $697 MM

March 2004	Investor Overview Presentation	4

CenterPoint Energy Houston Electric Electric Transmission & Distribution Utility

•	Focused strictly on energy delivery

•	5,000 square mile service area in and around Houston

•	Approximately 1.84 million metered customers

•	added nearly 47,000 metered customers in 2003, a 3% increase

•	Reputation for reliability and high quality service

•	No commodity risk or supply obligation

•	Regulated by PUC of Texas

•	11.25% authorized ROE on 40% equity

•	Rate base of $3.3 billion

•	Recent process improvements have resulted in improved service reliability and reduced capital expenditures

•	Operating Income:	2003:	$446 MM (excludes ECOM of $661MM)
		2002:	$399 MM (excludes ECOM of $697 MM)

March 2004	Investor Overview Presentation	5

CenterPoint Energy Resources Corp.
Natural Gas Distribution

•	Three LDCs serving 3 million customers in 6 states

•	One of U.S.’s largest natural gas distribution operations in terms of number of customers served

•	Attractive service territories

•	Added over 38,000 metered customers in 2003

•	Recognized for high quality service

•	Gas adjustment clauses mitigate fuel price risk; gas procurement plans reviewed with commissions

•	Regulated by various city and state jurisdictions

•	Approximate range of 10 -11% authorized ROEs on 50% equity

•	Approximate combined rate base of $1.5 billion

•	Nearly $60 million in annualized rate increases obtained since January 2002; additional rate applications pending

•	A sizable and growing unregulated commercial and industrial business, CenterPoint Energy Gas Services

•	Operating Income:	2003:	$202 MM
		2002:	$198 MM

March 2004	Investor Overview Presentation	6

CenterPoint Energy Resources Corp. Natural Gas Pipelines and Gathering

•	Two FERC-regulated pipelines:

•	Current system at or near capacity at peak

•	Potential growth in cross haul transportation services

•	Potential expansion opportunity driven by U.S. supply shifts

•	An unregulated gas gathering subsidiary

•	Minor liquids exposure

•	Good growth potential overall; well-head/field compression monitoring services have strong growth potential

•	Pipelines strategically located at the center of the nation’s gas transportation infrastructure

•	Connected to over 20 other pipelines

•	Steady and consistent earnings and cash flow

•	Operating Income:	2003:	$158 MM
		2002:	$153 MM

March 2004	Investor Overview Presentation	7

Texas Genco Electric Generation

•	Net generating capacity of 14,153 MW located in the ERCOT market

•	Attractive, low-cost, solid fuel baseload portfolio (4,834 MW)

•	Flexible, load following gas fleet (9,319 MW)

•	2,988 MW are currently in mothball status

•	Fuel oil switching capabilities in approx. 3,500 MW of gas fleet

•	Forward capacity sales (@2/12/04):

•	For 2004: approximately 83% of available baseload capacity, or over $750 MM revenue under contract; total capacity revenues under contract of over $850 MM

•	For 2005: approximately 34% of available baseload capacity, or over $270 MM revenue under contract

•	Operating Income:	2003:	$222 MM
		2002:	$(133) MM

March 2004	Investor Overview Presentation	8

March 2004	Investor Overview Presentation	9

Electric restructuring in Texas

•	Texas Electric Restructuring Law passed in 1999

•	Retail competition implemented on January 1, 2002

•	Required the functional unbundling of integrated electric utilities into:

•	Power generation

•	Transmission and distribution

•	Retail electric provider activities

•	Stranded investment determination occurs two years after retail competition started

•	CenterPoint Energy plans to file true-up application with the Public Utility Commission of Texas on March 31, 2004

•	During 2002 and 2003, utilities entitled to record ECOM (Excess Cost Over Market) to the extent market generation prices and PUC projected generation prices are different

March 2004	Investor Overview Presentation	10

CNP evolution

March 2004	Investor Overview Presentation	11

Remaining transition steps - Monetization of Texas Genco

•	Strategy remains focused on exiting generation business

•	Reliant Resources declined to exercise its option to purchase CenterPoint Energy’s 81% interest in Texas Genco in January 2004

•	CenterPoint Energy intends to pursue alternatives to monetize its interest

•	actively exploring preferred alternative of selling 81% interest; will fully evaluate this option before seeking another alternative

•	Citigroup engaged as financial advisor to assist in sale

•	In the meantime, Texas Genco will be managed with the intention of maximizing earnings and cash flows through opportunistic forward sales and efficient operations

March 2004	Investor Overview Presentation	12

Remaining transition steps - Recovery of stranded investment

•	Defined mechanism for recovery and securitization of stranded costs and regulatory assets provided for in Texas restructuring law

•	First round of securitization provided for recovery of a portion of our generation-related regulatory assets

•	Successfully completed in October 2001 with the issuance of $749 million of Transition Bonds

•	The 2004 true-up proceeding, to begin March 31, 2004 when we are scheduled to file our application, sets the stage for the second round of securitization. The four key components of the true-up are:

•	Regulatory book value of generation assets at year end 2001 (including redirected depreciation and excess mitigation) plus certain environmental commitments through April 2003, less market value of Texas Genco based on “partial stock valuation” method*

•	ECOM recorded in 2002-2003

•	Fuel under-recovery for the period from August 1, 1997 through January 30, 2002

•	“Price to beat” clawback (to be reimbursed to us by Reliant Resources)

•	Proceeds from stranded costs recovery will be used to reduce debt

*For the partial stock valuation method, market value will equal the average daily closing price on the NYSE for TGN stock for the 30 consecutive trading days chosen by the Texas Public Utility Commission (PUC) out of the last 120 trading days immediately preceding the true-up filing, plus a control premium, if assessed by the PUC, up to a maximum of 10%.

March 2004	Investor Overview Presentation	13

True-up balance Illustrative calculation as of 8/31/04

(Note: Illustrates calculation methodology only. Actual quantification will not be determined until completion of the true-up proceeding to be filed on March 31, 2004.)

($ in millions)
Net regulated book value at 12/31/01 (after mitigation and excluding pollution control equipment spent prior to 12/31/01)	$3,023
Pollution Control Equipment	713
Above market purchase power costs	48
12/31/98 regulatory assets and deferred debits	176
Reversal of T&D redirected depreciation	841
Excess mitigation credits (Estimate Jan. ’02 through August ’04)	650

$5,451
Less the market value of Texas Genco (a)	(X,XXX)

Stranded costs to be recovered	$X,XXX
Plus Capacity auction true-up (ECOM) (2002 - 2003) (b)	$1,357
Plus/minus Other (e.g. plus final fuel balance of $79 (c), less retail clawback of $175 (d))	(96)

Total items to recover at true-up and amount to securitize	$X,XXX

(a)	For the partial stock valuation method, market value will equal the average daily closing price on the NYSE for TGN stock for the 30 consecutive trading days chosen by the Public Utility Commission of Texas (PUC) out of the last 120 trading days immediately preceding the true-up filing, plus a control premium, if assessed by the PUC, up to a maximum of 10%.

(b)	Represents the difference between market prices received in the Texas PUC auctions and earlier estimates of those prices in the PUC’s ECOM model.

(c)	Final fuel balance could range from $79 million to a negative $120 million, depending on the outcome of pending fuel reconciliation.

(d)	Reliant Resources, Inc. estimate.

March 2004	Investor Overview Presentation	14

Transition timeline

•	The return on true-up amount allows recovery of interest on the final true-up amount up to the issuance of Securitization Bonds

•	A transition charge allows recovery of the principal and interest associated with the Securitization Bonds, amortized up to 15 years

March 2004	Investor Overview Presentation	15

-

March 2004	Investor Overview Presentation	16

Our corporate vision is simple and focused:

To Be Recognized As America’s Leading Energy Delivery Company...and More

•	Focused on domestic energy delivery businesses

•	Focus on continental, U.S. market

•	Focus on regulated energy delivery•

•	Will pursue carefully targeted growth opportunities

•	Look for complementary businesses that leverage our core businesses

•	Participate in industry consolidation

March 2004	Investor Overview Presentation	17

Our strategy is reflected in three simple phrases:

One Company, Get It Right and Grow

Our Company

•	Leverage scale and synergies

•	Refine business model and remove barriers between business units

•	Implement common processes

•	Create a single, high performance culture

•	Recognize our 130-year history•

Get it Right

•	Use best practices to achieve top quartile efficiency and operating performance

•	Implement process-driven operational excellence

•	Achieve high levels of service reliability and customer satisfaction

•	Execute our regulatory plan to recover stranded costs and strengthen our balance sheet

Grow

•	Focus on domestic energy delivery

•	Expand existing core businesses

•	Build and expand complementary and synergistic businesses

•	Add new energy delivery businesses

•	Participate in joint ventures and alliances that create shareholder value

March 2004	Investor Overview Presentation	18

March 2004	Investor Overview Presentation	19

Recent transactions enhance stability and liquidity

•	Raised over $4 billion through the capital markets since March 2003

•	$1.9 billion issued at CenterPoint Energy, Inc. used primarily to reduce credit facility, enhance liquidity and refinance higher coupon debt

•	$1.3 billion issued at CenterPoint Energy Houston Electric used to call higher cost debt, repay maturing debt and repay intercompany debt, part of which was used to reduce parent credit facility

•	$922 million issued at CenterPoint Energy Resources Corporation (CERC) used to partially refinance November 2003 maturity and to repay an expiring revolving credit facility

•	Reduced $3.85 billion credit facility to $2.3 billion; reduced rates by 100-150 basis points and extended maturity to October 2006

•	$1.425 billion revolving facility with 12-bank syndicate at LIBOR + 300 bps

•	$923 million term loan from institutional investors at LIBOR + 350 bps

•	Established a $200 million revolving credit facility at CERC

•	No significant debt maturities until 2005; liquidity position enhanced

March 2004	Investor Overview Presentation	20

Near-term financial objectives

•	Maximize returns

•	Ensure gas LDCs are earning allowed rates of return

•	Capture growth in existing service territories

•	Implement productivity improvements company-wide

•	Optimize cash flow

•	Prioritize and defer discretionary capital expenditures through disciplined commitment review process

•	Adopt common business models and take advantage of company scale to optimize operation & maintenance expenditures

•	Strengthen balance sheet

•	Monetize Texas Genco

•	Securitize stranded costs

•	Reduce debt

March 2004	Investor Overview Presentation	21

Post transition financial objectives: 2006 and beyond

•	Objective is to earn $0.85 — $1.00 per share post transition

•	CNP is focusing on replacing ECOM and Texas Genco earnings by:

•	reducing interest expense

•	achieving allowed returns at LDCs through rate relief and efficiency improvements

•	capturing organic growth in core businesses

•	increasing profitability of complementary businesses, e.g., C & I and gas gathering

•	implementing productivity improvements company-wide

•	Additional growth through synergistic expansion

•	Target dividend payout of 50 — 70% of sustainable earnings

•	Strengthen balance sheet

•	Aggressive working capital and capital expenditure management

•	Optimize debt levels and capital structure

•	Achieve and maintain investment grade ratings

March 2004	Investor Overview Presentation	22

Why CenterPoint Energy?

Low risk, diversified business with large scale

•	Large-scale, diversified regulated domestic energy delivery business

•	Mix of electric and natural gas assets

•	Stable earnings and cash flow

•	Attractive service territories

•	Diversified economic and regulatory position

•	Houston and Minneapolis/St. Paul above national average in growth and consumption

•	Low risk, regulated businesses

•	No electric commodity obligation at TDU

•	No Provider of Last Resort risk at the TDU

•	Low commodity risk exposure at gas LDCs

•	Defined path to recovery of generation investment and de-leveraging of balance sheet

•	Well-run core businesses focused on regulated domestic energy delivery

•	Specific strategies and performance objectives implemented

•	Growth opportunities will evolve as we delever and execute our strategy

March 2004	Investor Overview Presentation	23

March 2004	Investor Overview Presentation	24

2003 Performance

($ in millions, except per share amounts)

2003 Results

Operating Income	$1,691
Other Income	25
Interest Expense*	(934)
Income Taxes	(257)
Minority Interest	(29)

Income from Continuing Operations**	$496
Income from Continuing Operations**, per diluted share	$1.62

*	includes distribution on Trust Preferred Securities

**	before cumulative effect of accounting change

2003 annualized dividend: $0.40/share

March 2004	Investor Overview Presentation	25

2002 Performance

($ in millions, except per share amounts)

2002 Results

Operating Income	$1,333
Other Income	(1)
Interest Expense*	(764)
Income Taxes	(199)

Income from Continuing Operations**	$369
Income from Continuing Operations**, per diluted share	$1.23

*	includes distribution on Trust Preferred Securities

**	before cumulative effect of accounting change

March 2004	Investor Overview Presentation	26

March 2004	Investor Overview Presentation	27

Principal amounts of external debt and trust preferred securities As of December 31, 2003

(1)	Principal amount on which 2% interest is paid is $840 million. The debt component reflected on financial statements is $105 million. The contingent principal amount payable at maturity id $848.1 million.

(2)	The collateralized pollution control bonds aggregating $924 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $380 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations.

(3)	The $2.3475 billion credit facility is secured by CenterPoint Energy’s interest in the stock of Texas Genco Holdings, Inc.

(4)	Non-interest bearing obligation to a former affiliate related to monies previously advanced to CenterPoint Energy Resources Corp. by a third party and for which the former affiliate remains obligated. Payable in June 2005.

(5)	Borrowings under $200 million bank facility.

(6)	Advances under the $100 million receivables facility are not reflected as debt on the balance sheet.

(7)	The loan is collateralized by general mortgage bonds.

(8)	For financial reporting purposes, the trust preferred is deconsolidated and, therefore $747 million of junior subordinated debentures issued to the trusts are reflected on CenterPoint Energy’s consolidated financial statements.

(9)	For financial reporting purposes, the trust preferred is deconsolidated and, therefore $6 million of junior subordinated debentures issued to the trust is reflected on the financial statements of CenterPoint Energy Resources Corp.

March 2004	Investor Overview Presentation	28

Principal amounts of external debt and trust preferred securities As of December 31, 2003

CenterPoint Energy, Inc.

						Call Feature

Security	Outstanding		Rate	Insurer	Maturity	Date	Price

Secured Term Loan	$922,500,000		Variable		(4)	Current	(6)
$1.425 Billion Revolving Credit Facility	$537,000,000		Variable		(5)	Current	100
ZENS	$840,350,557	(3)	(3)		09/15/29	Current	101
Convertible Senior Notes	$575,000,000		3.75%		05/15/23	05/15/08	100
Convertible Senior Notes	$255,000,000		2.875%		01/15/24	01/15/07	100
Senior Notes	$200,000,000		5.875%		06/01/08	Current	(7)
Senior Notes	$200,000,000		6.85%		06/01/15	Current	(7)
Senior Notes	$200,000,000		7.25%		09/01/10	Current	(7)
Brazos River Authority Series 1992A	$43,820,000	(1)	6.70%	AMBAC	03/01/17	Current	101
Matagorda County Navigation District Number One Series 1992A	$56,095,000	(1)	6.70%	AMBAC	03/01/27	Current	101
Brazos River Authority Series 1992B	$33,470,000	(1)	6.375%	MBIA	04/01/12	Current	101
Gulf Coast Waste Disposal Authority 1992A	$12,100,000	(1)	6.375%	MBIA	04/01/12	Current	101
Brazos River Authority Series 1993	$83,565,000	(1)	5.60%	MBIA	12/01/17	Current	102
Brazos River Authority Series 1995	$91,945,000	(1)	4.00%	MBIA	08/01/15	08/01/13	101
Matagorda County Navigation District Number One Series 1995	$58,905,000	(1)	4.00%	MBIA	10/15/15	10/15/13	101
Brazos River Authority Series 1997	$50,000,000	(2)	5.05%	AMBAC	11/01/18	NA	NA
Matagorda County Navigation District Number One Series 1997	$68,000,000	(2)	5.125%	AMBAC	11/01/28	NA	NA
Matagorda County Navigation District Number One Series 1998A	$29,685,000		5.25%	MBIA	11/01/29	11/01/08	102
Matagorda County Navigation District Number One Series 1998B	$75,000,000		5.15%	MBIA	11/01/29	11/01/08	102
Brazos River Authority Series 1998A	$100,000,000	(2)	5.125%	AMBAC	05/01/19	05/01/08	102
Brazos River Authority Series 1998B	$90,000,000	(2)	5.125%	AMBAC	11/01/20	11/01/08	102
Brazos River Authority Series 1998C	$100,000,000	(2)	5.125%	AMBAC	05/01/19	05/01/08	102
Brazos River Authority Series 1998D	$68,700,000		4.90%	MBIA	10/01/15	NA	NA
Gulf Coast Waste Disposal Authority 1999	$19,200,000	(2)	4.70%	AMBAC	01/01/11	NA	NA
Matagorda County Navigation District Number One Series 1999A	$100,000,000	(2)	5.25%	AMBAC	06/01/26	06/01/09	101
Brazos River Authority Series 1999A	$100,000,000		5.375%		04/01/19	04/01/09	101
Matagorda County Navigation District Number One Series 1999B	$70,315,000		5.95%		05/01/30	05/01/09	101
Brazos River Authority Series 1999B	$100,000,000		7.75%		12/01/18	04/10/08	102
Matagorda County Navigation District Number One Series 1999C	$75,000,000		8.00%		05/01/29	04/10/08	102
8.125% Trust Preferred, Series A	$250,000,000		8.125%		03/31/46	Current	100
8.257% Capital Securities, Series B	$100,000,000		8.257%		02/01/37	02/04/07	104.1285
7.20% Trust Preferred, Series C	$375,000,000		7.20%		03/31/48	02/26/04	100

TOTAL	$5,880,650,557

(1)	Collateralized by CEHE First Mortgage Bonds.

(2)	Collateralized by CEHE General Mortgage Bonds.

(3)	The contingent principal amount is $848,097,241. Interest is paid on the principal amount in the table at $0.29125 per ZENS (or 2% per year) plus a “pass-through” of the Time Warner common stock dividend. No common stock dividend is currently paid by Time Warner.

(4)	Scheduled maturities as follows: 3/31/04, $2,500,000; 6/30/04, $2,500,000; 9/30/04, $2,500,000; 12/31/04, $2,500,000; 3/31/05, $2,500,000; 6/30/05, $2,500,000; 9/30/05, $2,500,000; 10/7/06, $905,000,000. Earlier mandatory repayment with proceeds from securitization and/or sale of TGN stock/properties.

(5)	Scheduled maturity 10/7/06. Earlier mandatory repayment with proceeds from securitization and/or sale of TGN stock/properties provided that the commitments shall not be reduced below $750,000,000.

(6)	Partial prepayments at 100. Prepayment of entire loan from substantially concurrent issuance of non-securitization debt at 102 from 10/7/03 to 10/7/04, 101 from 10/7/04 to 10/7/05 and 100 thereafter.

(7)	100% plus make-whole premium using treasury yield + 50 bps as the discount rate.

March 2004	Investor Overview Presentation	29

Principal amounts of external debt and trust preferred securities As of December 31, 2003

CenterPoint Energy Houston Electric, LLC

					Call Feature

Security	Outstanding		Rate	Maturity	Date	Price

First Mortgage Bonds	$102,442,000		9.15%	03/15/21	NA	NA
General Mortgage Bonds	$450,000,000		5.70%	03/15/13	Current	(3)
General Mortgage Bonds	$312,275,000		6.95%	03/15/33	Current	(4)
General Mortgage Bonds	$200,000,000		5.60%	07/01/23	Current	(5)
General Mortgage Bonds	$300,000,000		5.75%	01/15/14	Current	(6)
Collateralized Term Loan	$1,310,000,000	(1)	(2)	11/11/05	NA	NA

TOTAL	$2,674,717,000

(1)	Collateralized by CEHE General Mortgage Bonds.

(2)	Floating rate at LIBOR + 975 basis points with a minimum interest rate of 12.75%.

(3)	100% plus make-whole premium using treasury yield + 30 basis points as the discount rate.

(4)	100% plus make-whole premium using treasury yield + 35 basis points as the discount rate.

(5)	100% plus make-whole premium using treasury yield + 20 basis points as the discount rate.

(6)	100% plus make-whole premium using treasury yield + 20 basis points as the discount rate (treasury yield + 50 basis points is used as the discount rate for a “special redemption”).

CenterPoint Energy Resources Corp.

				Call Feature

Security	Outstanding	Rate	Maturity	Date	Price

Debentures	$145,070,000	8.90%	12/15/06	NA	NA
Convertible Subordinated Debentures	$77,372,900	6.00%	3/15/12	Current	100
Debentures	$300,000,000	6.50%	2/01/08	NA	NA
Notes	$325,000,000	8.125%	7/15/05	Current	(1)
Notes	$550,000,000	7.75%	2/15/11	Current	(2)
Senior Notes	$762,000,000	7.875%	4/01/13	Current	(3)
Senior Notes	$160,000,000	5.95%	01/15/14	Current	(4)
Note Payable to Reliant Energy Services	$36,000,000		6/01/05	NA	NA
6.25% Convertible Trust Preferred	$374,000	6.250%	6/30/26	Current (5)	100

TOTAL	$2,355,816,900

(1)	100% plus make-whole premium using treasury yield + 25 bps as the discount rate.

(2)	100% plus make-whole premium using treasury yield + 30 bps as the discount rate..

(3)	100% plus make-whole premium using treasury yield + 50 bps as the discount rate.

(4)	100% plus make-whole premium using treasury yield + 35 bps as the discount rate.

(5)	Only if current market price of CNP common stock equal/exceeds 125% of the conversion price for 20 of 30 days.

March 2004	Investor Overview Presentation	30

Principal amounts of external debt and trust preferred securities As of December 31, 2003

CenterPoint Energy Transition Bond Company, LLC

				Call Feature

Security	Outstanding	Rate	Maturity	Date	Price

Class A-1 2001-1 Transition Bonds	$83,171,877	3.84%	(1)	(5)	(5)
Class A-2 2001-1 Transition Bonds	$118,000,000	4.76%	(2)	(5)	(5)
Class A-3 2001-1 Transition Bonds	$130,000,000	5.16%	(3)	(5)	(5)
Class A-4 2001-1 Transition Bonds	$385,897,000	5.63%	(4)	(5)	(5)

TOTAL	$717,068,877

(1)	Expected maturities: $14,004,374 on 03/15/04; $27,184,961 on 09/15/04; $15,914,062 on 3/15/05; $26,068,480 on 09/15/05.

(2)	Expected maturities: $4,823,521 on 09/15/05; $18,460,311 on 03/15/06; $35,834,722 on 09/15/06; $20,369,999 on 03/15/07; $38,511,447 on 09/15/07.

(3)	Expected maturities: $1,030,314 on 09/15/07; $22,279,686 on 03/15/08; $43,248,801 on 09/15/08; $24,825,936 on 03/15/09; $38,615,263 on 09/15/09.

(4)	Expected maturities: $9,576,259 on 09/15/09; $27,372,186 on 03/15/10; $53,134,242 on 09/15/10; $29,918,434 on 03/15/11; $58,076,963 on 09/15/11; $33,737,809 on 03/15/12; $65,491,043 on 09/15/12; $37,309,760 on 03/15/13; and $71,280,304 on 09/15/13.

(5)	The Series 2001-1 Transition Bonds are subject to optional redemption in whole after the aggregate outstanding principal balance of the Series 2001-1 Transition Bonds has been reduced to 5% or less of the aggregate initial principal balance.

March 2004	Investor Overview Presentation	31

Scheduled debt maturities As of December 31, 2003

	CenterPoint		CenterPoint			Transition
Year	Energy		Houston	CERC (2)	Sub-total	Bonds (3)	Total

2004	260	(1)			260	41	$301
2005	8		1,310	367	1,685	47	$1,732
2006	1,442			152	1,594	54	$1,648
2007				7	7	60	$67
2008-2012	465			907	1,372	407	$1,779
2013-2017	547		750	922	2,219	109	$2,328
2018-2022	540		103		643		$643
2023-2027	986		200		1,186		$1,186
2028-2032	1,166	(4)			1,166		$1,166
2033-2037	100		312		412		$412
2038-2042					0		$0
2043-2047					0		$0
2048-2052	375				375		$375

Total	$5,889		$2,675	$2,355	$10,919	$717	$11,636

(1)	Includes $250 million of trust preferred securities which were redeemed in January 2004.

(2)	Convertible Subordinated Debentures mature: $5.873 million in 2005, $6.5 million in 2006, $6.5 million in 2007, $6.5 million in 2008, $6.5 million in 2009, $6.5 million in 2010, $6.5 million in 2011, $32.5 million in 2012.

(3)	Using expected maturities.

(4)	Includes ZENS at their contingent amount payable at maturity of $848.1 million. The principal amount on which interest is paid is $840.4 million.

March 2004	Investor Overview Presentation	32